                                 [COVER IMAGE]

                                       AIM
                               ASIAN GROWTH FUND

[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                   APRIL 30 1999

                                 [COVER IMAGE]

                     -------------------------------------

                            TWO FISH JOHN S. BUNKER

                 THE POWER AND TURBULENCE DEPICTED IN THIS BOLD

                WATERCOLOR VIVIDLY EXPRESS THE FORCES OF CHANGE

              SHAPING THE ASIAN REGION. ASIA'S CITIES AND NATIONS

               FACE BOTH CHALLENGE AND OPPORTUNITY AS THEY DEVEL-

                     OP THEIR ROLES IN THE GLOBAL ECONOMY.

                     -------------------------------------


AIM Asian Growth Fund is for shareholders who seek long-term growth of capital. The Fund invests in a diversified portfolio of companies located in Asia with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Asian Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o For periods ended April 30, 1999, average annual total returns, including sales charges, are as follows: Class A shares: Since inception (11/3/97), -5.86%; 1 year, -0.92%. Class B shares: Since inception (11/3/97), -5.46%; 1 year, -0.85%. Class C shares: Since inception (11/3/97), -3.03%; 1 year, 2.83%.
o MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuation in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.
o The MSCI Asia ex-Japan Index is a group of unmanaged securities from all developed and emerging markets in Asia, excluding Japan, tracked by Morgan Stanley Capital International.

    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
           OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
                   OR ANY OTHER GOVERNMENT AGENCY. THERE IS A
                         RISK THAT YOU COULD LOSE SOME
                             OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                              AIM ASIAN GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER




                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
     [PHOTO OF      many of your minds may be, "How will the year 2000 computer
    Charles T.      issue affect AIM and my investments?" We would like you to
      Bauer,        feel comfortable.
    Chairman of         During March and April, AIM participated in an
    the Board of    industrywide test that gave us a chance to see how our
      THE FUND      technology systems might be affected by the changeover to
    APPEARS HERE]   the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your Fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
AIM Advisors, Inc.

                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------

PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


                             AIM ASIAN GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



ASIA MOVES FROM CRISIS TO RECOVERY

PORTFOLIO COMPOSITION

As of April 30, 1999, based on total net assets

=============================================================================================================================
TOP 10 EQUITY HOLDINGS                                                   TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------
  1. Allgreen Properties Ltd. (Singapore)                      2.99%       1. Land Development                          7.12%
  2. Videsh Sanchar Nigam Ltd. (India)                         2.54        2. Computers (Hardware)                      6.53
  3. Giordano International Ltd. (Hong Kong)                   2.44        3. Banks (Major Regional)                    6.00
  4. Development Bank of Singapore Ltd. (Singapore)            2.41        4. Banks (Regional)                          5.73
  5. Cosco Pacific Ltd. (Hong Kong)                            2.39        5. Telecommunications (Cellular/Wireless)    5.52
  6. Advanced Info Service Public Co. Ltd. (Thailand)          2.37        6. Electronics (Component /Distributors)     4.92
  7. China Telecom Ltd. (Hong Kong)                            2.04        7. Telephone                                 3.69
  8. Guangdong Kelon Electrical Holdings Co. Ltd. (Hong Kong)  2.03        8. Electrical Equipment                      3.56
  9. Brambles Industries Ltd. (Australia)                      2.03        9. Engineering & Construction                3.24
 10. Compal Electronics Inc. (Taiwan)                          2.03       10. Broadcasting (Television, Radio & Cable)  3.22

The Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
=============================================================================================================================

================================================================================
GEOGRAPHIC ALLOCATION

As of 4/30/99, based on total net assets

South Korea         1.72%
Hong Kong          35.02%
Taiwan              8.81%
Philippines         8.74%
Indonesia           1.72%
Singapore          21.14%
New Zealand         1.43%
Australia          11.59%
India               4.22%
Thailand            6.37%
================================================================================


IT SEEMS THAT NEWS ABOUT ASIAN MARKETS IS GETTING BETTER. HOW DID AIM ASIAN GROWTH FUND PERFORM DURING THE LAST SIX MONTHS?
After months of turmoil and uncertainty, Asia's markets finally made a comeback. AIM Asian Growth Fund produced excellent total returns for the six-month period ended April 30, 1999. Class A shares returned 25.75%; Class B, 25.58%; and Class C, 25.52%. These returns are at net asset value, without a sales charge. See inside the front cover for long-term performance figures. The Fund underperformed the MSCI Asia Pacific ex-Japan Index, which returned 35.71% over the same period.
    Total net assets grew from $11.4 million on October 31, 1998, to $19.3 million on April 30, 1999.

HOW HAVE ASIAN MARKETS CHANGED IN THE LAST FEW MONTHS?
Most Asian countries appear to have survived the worst of the financial crisis that started in 1997. Currencies have stabilized, interest rates have fallen and inflation is benign. The markets had a strong rally during the first quarter of 1999, buoyed by this good economic news. The rally was a fairly broad one, as well. Investors are starting to look beyond the region's blue-chip stocks to lesser-known stocks in some areas.
    Analysts' projections for 1999 earnings indicate that 1998 was the trough of the earnings cycle in the region. Many companies have made earnest efforts to focus on shareholder value and to allocate their resources more efficiently. There is still much work to be done, however, in restructuring corporations and financial institutions and restoring economic growth to healthy levels.
    It seems that some banks and financial companies are struggling while others are doing very well.

WHAT IS YOUR STRATEGY FOR SELECTING FINANCIAL STOCKS?
We prefer banks that have the highest quality loan books and whose management is actively working to protect the banks from bad loan exposure. We have found some very healthy banks at attractive prices, and we think they could demonstrate strong growth in the future. Some examples of holdings include Cosco Pacific Limited, a diversified financial group based in Hong Kong; Bank of the Philippine Islands; and Development Bank of Singapore.

MOST OF THE PORTFOLIO IS CONCENTRATED IN JUST A FEW COUNTRIES. WHY?
You have to remember that many Asian markets are still developing. There simply aren't that many stocks to choose from in some of the smaller countries. And we're picky about the stocks we do select; we're looking for strong companies with demonstrated earnings growth. That's been hard to find except in a few places.

                     -------------------------------------

                      MOST ASIAN COUNTRIES APPEAR TO HAVE

                      SURVIVED THE WORST OF THE FINANCIAL

                          CRISIS THAT STARTED IN 1997.

                     -------------------------------------

          See important Fund and index disclosures inside front cover.

                              AIM ASIAN GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



So with respect to geography, the Fund was concentrated in the more developed markets of Hong Kong, Singapore and Australia. We've been very cautious about less stable markets such as Indonesia and Malaysia. As of April 30, 1999, less than one-third of the AIM Asian Growth Fund's portfolio was in developing markets. (See the sidebar at right for a description of developing markets.)
    Our largest weighting was in Hong Kong, where we have holdings in a variety of sectors. One of our top holdings was Giordano International Ltd., a specialty retailer that sells modern, low-cost casual clothing. The company operates or franchises more than 600 stores in Asia, the Pacific, and the Middle East. It plans to open outlet stores in Latin America in the next year.
    We also liked Hong Kong-based China Telecom, which offers cellular phone services to almost 5 million subscribers in several Chinese provinces.

WHAT STOCKS DID YOU LIKE IN SINGAPORE?
Technology stocks have done well in Singapore, which helped the Fund's performance. Examples include Venture Manufacturing, Natsteel Limited, and JIT Holdings Ltd.
    The banking industry is also attractive. Singapore's government is encouraging the industry to streamline and improve profitability. A great example of a bank that's done just that is the Development Bank of Singapore, one of our largest holdings. The bank has made some very judicious acquisitions in other markets to solidify its regional strength.

WHAT MAKES AUSTRALIA ATTRACTIVE?
Australia is a bright spot in the Asia/Pacific region. It has experienced good economic growth, strong consumer spending and good corporate earnings. The markets have been setting record highs with regularity, which has helped the Fund. A top Australian holding was Brambles Industries, Ltd., one of the largest companies listed on the Australian Stock Exchange. The company is an international materials handler, transporter and equipment services provider.

WHAT IS YOUR OUTLOOK FOR THE REGION?
We are generally optimistic about Asia. Most of the stock markets in Asia have rebounded significantly from their lows, but it's important to be cautious for a while, since they could head back down if countries don't experience sustainable economic recoveries.
    For instance, Korea appears to be one of the strongest recovery stories in the region. It has worked very hard to meet the International Monetary Fund's requirements for reform. As a result, equity markets are recovering and interest rates are falling. But we are still watching for follow-through.
    On a similar note, we are encouraged somewhat to see that Japan's economy is showing modest signs of improvement. Nevertheless, it is still not clear whether Japan has done enough or whether it will adhere to its best intentions for reform. Though the AIM Asian Growth Fund does not invest in Japan, the country does play an important role in the highly interconnected world of Asian economics, so its future success could influence what happens throughout Asia.

HOW DOES THE REMAINDER OF 1999 LOOK FOR THE FUND?
We think company earnings generally will increase in comparison to the extremely difficult environment we experienced in 1998. We expect to expand the number of holdings in the portfolio as more companies start to demonstrate earnings momentum.

UNDERSTANDING DEVELOPING MARKETS
The Asian crisis, and the various global crises that followed on its heels, introduced many investors to the concept of developing markets. Developing (or emerging) markets are the financial markets of countries moving from agriculture-based economies to industrialized ones. The Philippines, Malaysia and Thailand are examples of developing markets in Asia.
    Because these markets are so new, relatively few securities trade in them--imagine a market with as many companies as Wyoming rather than as many as the United States. In fact, the total market capitalization of Taiwan, for instance, is smaller than that of some large American corporations.
    Of course, there's lots of room to grow. Investors are attracted to developing markets, particularly as a diversification tool, because they offer the potential for higher growth rates than the more mature markets of the United States, Western Europe and Japan.
    However, the flip side of great potential opportunity is great potential risk. The small size of these markets makes them more vulnerable to the movement of large amounts of money, as the global crises of 1997 and 1998 clearly demonstrated. They are also very dependent on the health of more developed countries, whose prosperity often creates the demand for the goods and services that developing markets offer.

          See important Fund and index disclosures inside front cover.

                              AIM ASIAN GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



TIME FOR A FINANCIAL TUNE-UP?
GET HELP FROM YOUR FINANCIAL CONSULTANT


Keeping track of your investment may require more than just glancing at its total value. If you haven't checked the asset allocation of your portfolio in a while, you should. It may look different now.

OUT OF BALANCE
Say you invested $50,000 in equity funds and $50,000 in fixed-income funds on December 31, 1993, and simply reinvested your income and capital-gains distributions for five years, making no new investments or withdrawals. (For this example, we're using the S&P 500 Index and Lehman Aggregate Bond Index as indicators of stock and bond performance.*) During those five years, stocks produced average annual total return of 24.05%, while bonds grew only 7.27% per year on average. As a result, you'd have $146,890 xin stock funds and $71,028 in bond funds for a 67/33 allocation on December 31, 1998. If you wanted to bring your allocation back into balance, you'd need to shift $37,931 from stock to fixed-income funds.

TAX CONSEQUENCES
One way to rebalance is to shift your assets among different funds: selling equity shares and moving the proceeds into your fixed-income funds. But keep in mind that this step may trigger tax consequences, since the movement of shares from one fund to another represents the sale of a security.
    Alternatively, you can let your asset allocation change gradually by altering the proportions of your new investments. Simply raise the amount you invest in fixed-income funds and lower the amount going into equity funds.

TAX-SHELTERED PLANS
Rebalancing within a tax-sheltered plan, such as a 401(k) or IRA, makes even more sense, since there are no tax consequences for selling and buying new shares.

PERIODIC CHECK-UPS
The key allocation to watch is your overall stock and fixed-income mix. It's that mix that will have the biggest influence on your risk and return. However, rebalancing doesn't mean fiddling constantly with your account or attempting to time the market by moving money around to chase the hottest sectors. It simply means revisiting your portfolio periodically to make sure it's still right for you. Your financial consultant should be able to help you determine if your current portfolio composition is meeting your short- and long-term financial goals. That's why we recommend regular visits with your consultant as a way to keep an eye on your nest egg.

YOU AND YOUR FINANCIAL CONSULTANT
Once a year, you and your financial consultant should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial consultants.

TIME AND MARKETS SHIFT BALANCE
Market performance can affect the allocation of a portfolio. This example illustrates an initial investment of $50,000 in equity funds and $50,000 in bond funds. Five years later, the assets have shifted to $146,890 in stock funds and $71,028 in bond funds, due to the strong performance of the stock market.

================================================================================
[PIE CHART]

12/31/93       Bond Funds 50%      Stock Funds 50%

12/31/98       Bond Funds 33%      Stock Funds 67%
================================================================================

*The Lehman Aggregate Bond Index is an unmanaged index generally considered representative of corporate debt securities. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends. An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.
================================================================================

                              AIM ASIAN GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


    Financial consultants can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. A consultant who knows you well and understands your needs can make all the difference in your financial future. He or she can

o evaluate your total financial situation and help you formulate a comprehensive financial plan;

o explain different types of investments, as well as their potential risks and benefits;

o   suggest an investment portfolio that can handle changing market conditions;
    and

o   help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR PLANNING SESSION
Your consultant needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial consultants take investor education seriously, so take advantage of their store of knowledge and materials.
    The Forum for Investor Advice suggests that you discuss the following with your financial consultant:

o   changes in the financial markets

o   changes in your goals and current situation

o   retirement plans

o   estate planning

o   outlook for the markets

    Take along our checklist (right) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial consultant can keep you moving toward your goals, especially when your life circumstances or financial needs change.

CONSULTATION CHECKLIST

WHAT TO BRING:

o A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds

o   A list of all your expenses, including likely future expenses

o A timetable of your financial goals, including an estimate of when you want to retire

WHAT TO ASK:

o   How can I estimate what my goals will cost?

o   How much money do I need to invest, and how often?

o   How many different kinds of investments do I need?

o   How do I determine my risk tolerance?

o   What are the possible risks of the investments you've suggested?

o What effect will these investments have on my taxes? What forms will I need to file?

o   How often do I need to revise my plan?

o   How will I know how my investments are doing?

o   How can I make changes to my plan?

o   What kinds of communication will I get from you?

o   Where can I get more information on what we've talked about?

o   What do I need to do after this meeting?

               [Photo of couple talking to Financial Consultant]

                              AIM ASIAN GROWTH FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                                     MARKET
                                        SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS-100.76%

AUSTRALIA-11.59%

AMP Ltd. (Insurance-Life/Health)          22,200   $   259,293
--------------------------------------------------------------
Brambles Industries Ltd. (Air Freight)    13,300       390,821
--------------------------------------------------------------
BRL Hardy Ltd. (Beverages-Alcoholic)      78,300       349,751
--------------------------------------------------------------
ERG Ltd. (Electrical Equipment)(a)       212,000       363,354
--------------------------------------------------------------
James Hardie Industries Ltd.
  (Building Materials)                   144,380       348,734
--------------------------------------------------------------
TABCORP Holdings Ltd. (Leisure Time
  Products)                               43,458       353,440
--------------------------------------------------------------
Village Roadshow Ltd., 6.50% Pfd.
  (Entertainment)(b) (Acquired
  04/23/98; Cost $200,000)                 4,000       168,000
--------------------------------------------------------------
                                                     2,233,393
--------------------------------------------------------------

HONG KONG-35.02%

Anhui Conch Cement Co. Ltd. (Building
  Materials)(a)                          508,000        58,988
--------------------------------------------------------------
Cathay Pacific Airways (Airlines)(a)     122,000       195,968
--------------------------------------------------------------
China Telecom Ltd.
  (Telecommunications-Cellular/
  Wireless)(a)                           172,000       392,788
--------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)                680,000       460,601
--------------------------------------------------------------
Dah Sing Financial Group
  (Banks-Regional)(a)                    116,800       368,449
--------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)(a)                     86,000       349,515
--------------------------------------------------------------
Esprit Asia Holdings Ltd.
  (Retail-Stores)                        620,000       363,965
--------------------------------------------------------------
Giordano International Ltd.
  (Retail-Specialty-Apparel)           1,012,000       470,045
--------------------------------------------------------------
Guangdong Kelon Electrical Holdings
  Co. Ltd. (Household Furniture &
  Appliances)                            436,000       390,956
--------------------------------------------------------------
Hengan International Group Co. Ltd.
  (Consumer-Jewelry, Novelties, &
  Gifts)(a)                              916,000       307,273
--------------------------------------------------------------
HKR International Ltd. (Land
  Development)                           516,600       383,247
--------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail-Food
  Chains)                                 37,000       331,774
--------------------------------------------------------------
Johnson Electric Holdings Ltd.
  (Electrical Equipment)                 108,000       322,575
--------------------------------------------------------------
Kerry Properties Ltd. (Land
  Development)(a)                        292,000       325,878
--------------------------------------------------------------
Li & Fung Ltd.(Distributors-Food &
  Health)                                145,000       355,449
--------------------------------------------------------------
Ng Fung Hong Ltd. (Foods)                386,000       373,512
--------------------------------------------------------------
Shenzhen Expressway Co. Ltd.
  (Services-Commercial & Consumer)     1,530,000       313,866
--------------------------------------------------------------
Television Broadcasts Ltd.
  (Broadcasting-Television, Radio &
  Cable)                                  85,000       345,450
--------------------------------------------------------------
Wing Hang Bank Ltd. (Banks-Major
  Regional)                              109,500       334,826
--------------------------------------------------------------
Zhehuang Expressway Co. Ltd.
  (Services-Commercial & Consumer)     1,838,000       303,537
--------------------------------------------------------------
                                                     6,748,662
--------------------------------------------------------------

INDIA-4.22%

ITC Ltd. (Tobacco)                        11,500       323,725
--------------------------------------------------------------
Videsh Sanchar Nigam Ltd.
  (Telecommunications-Cellular/Wireless)    40,800 $   489,600
--------------------------------------------------------------
                                                       813,325
--------------------------------------------------------------

INDONESIA-1.72%

Gulf Indonesia Resources Ltd.
  (Oil-International Integrated)(a)       32,200       332,062
--------------------------------------------------------------

NEW ZEALAND-1.43%

Sky Network Television Ltd.
  (Broadcasting-Television, Radio &
  Cable)(a)                              112,400       185,718
--------------------------------------------------------------
Sky Network Television Ltd.-ADR
  (Broadcasting-Television, Radio &
  Cable)(a)                                5,400        89,100
--------------------------------------------------------------
                                                       274,818
--------------------------------------------------------------

PHILIPPINES-8.74%

Bank of the Philippine Islands
  (Banks-Major Regional)                 113,110       356,955
--------------------------------------------------------------
Equitable Banking Corp.
  (Banks-Foreign)(a)                     129,000       300,237
--------------------------------------------------------------
International Container Terminal
  Services, Inc. (Air Freight)(a)      1,935,000       193,373
--------------------------------------------------------------
Manila Electric Co. (Electric Power)      78,300       298,580
--------------------------------------------------------------
Philippine Long Distance Telephone
  Co. (Telephone)                          7,840       253,602
--------------------------------------------------------------
SM Prime Holdings Inc. (Land
  Development)                         1,244,900       281,555
--------------------------------------------------------------
                                                     1,684,302
--------------------------------------------------------------

SINGAPORE-21.14%

Allgreen Properties Ltd.
  (Homebuilding)(a)                      950,000       576,844
--------------------------------------------------------------
Datacraft Asia Ltd. (Communications
  Equipment)                             119,700       375,858
--------------------------------------------------------------
Development Bank of Singapore Ltd.
  (Banks-Major Regional)                  43,800       464,776
--------------------------------------------------------------
JIT Holdings Ltd.
  (Computers-Peripherals)(a)             315,000       343,542
--------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)(a)                       117,000       333,832
--------------------------------------------------------------
Keppel Land Ltd. (Land Development)      229,000       382,049
--------------------------------------------------------------
Keppel Telecommunications &
  Transportation Ltd.
  (Telecommunications-Cellular/Wireless)(a)   171,000     180,446
--------------------------------------------------------------
Natsteel Electronics Ltd.
  (Computers-Hardware)                    57,500       193,215
--------------------------------------------------------------
NatSteel Ltd. (Iron & Steel)             220,000       332,017
--------------------------------------------------------------
OMNI Industries Ltd.
  (Electronics-Component
  Distributors)(a)                       602,000       319,401
--------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)                 19,000       280,021
--------------------------------------------------------------
Venture Manufacturing Ltd.
  (Electronics-Component
  Distributors)                           53,000       290,574
--------------------------------------------------------------
                                                     4,072,575
--------------------------------------------------------------

SOUTH KOREA-1.72%

Pohang Iron & Steel Co. Ltd. ADR
  (Iron & Steel)                          12,900       332,175
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
TAIWAN-8.81%

ASE Test Ltd.-ADR
  (Electronics-Semiconductors)(a)         16,000   $   336,000
--------------------------------------------------------------
Compal Electronics Inc.
  (Computers-Hardware)(a)                113,000       390,489
--------------------------------------------------------------
CTCI Corp. (Engineering &
  Construction)(a)                       230,000       291,193
--------------------------------------------------------------
Hon Hai Precision Industry
  (Electronics-Component
  Distributors)(a)                        62,000       337,492
--------------------------------------------------------------
Inventec Co., Ltd.
  (Computers-Hardware)(a)                104,000       341,896
--------------------------------------------------------------
                                                     1,697,070
--------------------------------------------------------------

THAILAND-6.37%

Advanced Info Service Public Co. Ltd.
  (Telephone)(a)                          43,000       457,027
--------------------------------------------------------------
PTT Exploration and Production Public
  Co. Ltd. (Oil & Gas-Exploration &
  Production)                             41,700       384,715
--------------------------------------------------------------
Siam Commercial Bank, 5.25% Pfd. &
  Wts. (expiring 05/10/02)
  (Banks-Regional)(a)(b) (Acquired
  04/29/99; Cost $386,022)               550,000   $   385,757
--------------------------------------------------------------
                                                     1,227,499
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $15,713,905)                                  19,415,881
--------------------------------------------------------------

                                       PRINCIPAL
                                          AMOUNT

REPURCHASE AGREEMENT-4.91%(C)

West LB Securities Americas, Inc.,
  4.88%, 05/03/99(d) (Cost $945,750)   $ 945,750       945,750
--------------------------------------------------------------
TOTAL INVESTMENTS-105.67%                           20,361,631
--------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(5.67%)               (1,091,780)
--------------------------------------------------------------
NET ASSETS-100.00%                                 $19,269,851
==============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred
Wts. - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 04/30/99 was $553,757 which represented 2.87% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 04/30/99 with a maturing value of $250,101,667. Collateralized by $249,045,000 U.S. Government obligations, 4.00% to 8.75% due 08/31/00 to 11/15/08 with an aggregate market value at 04/30/99 of $255,023,179.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
$16,659,655)                                    $20,361,631
-----------------------------------------------------------
Foreign currencies, at value (cost $83,874)          83,405
-----------------------------------------------------------
Receivables for:
  Capital stock sold                                567,063
-----------------------------------------------------------
  Dividends and interest                             57,644
-----------------------------------------------------------
Investment for deferred compensation plan             3,729
-----------------------------------------------------------
Other assets                                         25,804
-----------------------------------------------------------
    Total assets                                 21,099,276
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           1,131,273
-----------------------------------------------------------
  Capital stock reacquired                          671,810
-----------------------------------------------------------
  Deferred compensation                               3,729
-----------------------------------------------------------
Accrued administrative services fees                  7,317
-----------------------------------------------------------
Accrued directors' fees                               2,339
-----------------------------------------------------------
Accrued distribution fees                             8,241
-----------------------------------------------------------
Accrued transfer agent fees                           1,451
-----------------------------------------------------------
Accrued operating expenses                            3,265
-----------------------------------------------------------
    Total liabilities                             1,829,425
-----------------------------------------------------------
Net assets applicable to shares outstanding     $19,269,851
-----------------------------------------------------------

NET ASSETS:

Class A                                         $12,406,627
===========================================================
Class B                                         $ 5,181,015
===========================================================
Class C                                         $ 1,682,209
===========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     1,289,155
===========================================================
Class B:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                       541,572
===========================================================
Class C:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                       176,303
===========================================================
Class A:
  Net asset value and redemption price per
  share                                         $      9.62
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.62 / 94.50%)         $     10.18
===========================================================
Class B:
  Net asset value and offering price per share  $      9.57
===========================================================
Class C:
  Net asset value and offering price per share  $      9.54
===========================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $3,512 foreign withholding
  tax)                                           $  103,542
-----------------------------------------------------------
Interest                                             17,790
-----------------------------------------------------------
    Total investment income                         121,332
-----------------------------------------------------------

EXPENSES:

Advisory fees                                        64,699
-----------------------------------------------------------
Administrative services fees                         42,724
-----------------------------------------------------------
Custodian fees                                       22,181
-----------------------------------------------------------
Directors' fees                                       4,004
-----------------------------------------------------------
Distribution fees-Class A                            15,987
-----------------------------------------------------------
Distribution fees-Class B                            17,326
-----------------------------------------------------------
Distribution fees-Class C                             5,103
-----------------------------------------------------------
Transfer agent fees-Class A                          26,101
-----------------------------------------------------------
Transfer agent fees-Class B                          10,102
-----------------------------------------------------------
Transfer agent fees-Class C                           3,001
-----------------------------------------------------------
Registration and filing fees                         28,699
-----------------------------------------------------------
Other                                                25,282
-----------------------------------------------------------
    Total expenses                                  265,209
-----------------------------------------------------------
Less: Fees waived and reimbursed by advisor        (112,117)
-----------------------------------------------------------
   Expenses paid indirectly                            (335)
-----------------------------------------------------------
Net expenses                                        152,757
-----------------------------------------------------------
Net investment income (loss)                        (31,425)
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                             183,764
-----------------------------------------------------------
  Foreign currencies                                (14,719)
-----------------------------------------------------------
                                                    169,045
-----------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                           3,413,744
-----------------------------------------------------------
  Foreign currencies                                 (5,909)
-----------------------------------------------------------
                                                  3,407,835
-----------------------------------------------------------
    Net gain from investment securities and
      foreign currencies                          3,576,880
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $3,545,455
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the period November 3, 1997 (date operations commenced) through October 31, 1998
(Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                 1999            1998
                                                              -----------     -----------
OPERATIONS:

  Net investment income (loss)                                $   (31,425)    $    30,244
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
  foreign currencies                                              169,045      (1,687,076)
-----------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
  foreign currencies                                            3,407,835         288,673
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
     operations                                                 3,545,455      (1,368,159)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (43,024)             --
-----------------------------------------------------------------------------------------
  Class B                                                          (3,910)             --
-----------------------------------------------------------------------------------------
  Class C                                                            (898)             --
-----------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                     2,391,140       8,755,042
-----------------------------------------------------------------------------------------
    Class B                                                     1,255,688       3,340,169
-----------------------------------------------------------------------------------------
    Class C                                                       693,280         705,068
-----------------------------------------------------------------------------------------
  Net increase in net assets                                    7,837,731      11,432,120
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          11,432,120              --
-----------------------------------------------------------------------------------------
  End of period                                               $19,269,851     $11,432,120
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $17,121,926     $12,781,818
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (34,222)         45,035
-----------------------------------------------------------------------------------------
  Undistributed net realized (loss) from investment
    securities and foreign currencies                          (1,514,361)     (1,683,406)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          3,696,508         288,673
-----------------------------------------------------------------------------------------
                                                              $19,269,851     $11,432,120
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1999

(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Asian Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund commenced operations on November 3, 1997. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the closing bid price on that day. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors, such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and are paid annually.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,630,826 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.
F. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Under the terms of a sub-advisory agreement between AIM and INVESCO Global Asset Management Limited ("IGAM"), AIM pays IGAM a fee at an annual rate of 0.20% of the first $500 million of the Fund's average daily net assets and 0.175% of the Fund's average daily net assets over $500 million. During the six months ended April 30, 1999, AIM waived advisory fees of $64,699 and reimbursed expenses of $47,418.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1999, AIM was reimbursed $42,724 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the six months ended April 30, 1999, AFS was paid $24,146 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and Class C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and Class C Plan, pays AIM Distributors compensation at the annual rate of 0.35% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A and Class B and Class C shares paid AIM Distributors $15,987, $17,326 and $5,103, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $10,167 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received commissions of $528 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
    During the six months ended April 30, 1999, the Fund incurred legal fees of $1,316 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $140 and $195, respectively, under an expense offset arrangement. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $335 during the six months ended April 30, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) 10% of total assets. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1999 was $12,596,578 and $7,116,869, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $3,915,818
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (328,584)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $3,587,234
=========================================================

Costs of investments for tax purposes is $16,774,397.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended April 30, 1999 and the period November 3, 1997 (date operations commenced) through October 31, 1998 were as follows:

                               APRIL 30,                   OCTOBER 31,
                                 1999                         1998
                       -------------------------    -------------------------
                         SHARES        AMOUNT         SHARES        AMOUNT
                       ----------    -----------    ----------    -----------
Sold:
  Class A               2,312,689    $18,870,518     2,150,231    $17,226,640
---------------------------------------------------------------------------------
  Class B                 448,689      3,711,080       516,509      4,177,886
---------------------------------------------------------------------------------
  Class C                 469,198      3,710,231       268,694      2,084,897
---------------------------------------------------------------------------------
Issued as
  reinvestment
  of dividends:
  Class A                   5,228         39,837            --             --
---------------------------------------------------------------------------------
  Class B                     494          3,756            --             --
---------------------------------------------------------------------------------
  Class C                     118            897            --             --
---------------------------------------------------------------------------------
Reacquired:
  Class A              (2,032,690)   (16,519,214)   (1,146,303)    (8,471,598)
---------------------------------------------------------------------------------
  Class B                (304,625)    (2,459,148)     (119,495)      (837,717)
---------------------------------------------------------------------------------
  Class C                (383,062)    (3,017,849)     (178,645)    (1,379,829)
---------------------------------------------------------------------------------
                          516,039    $ 4,340,108     1,490,991    $12,800,279
=================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during the six months ended April 30, 1999 and the period November 3, 1997 (date operations commenced) through October 31, 1998.

                                                     CLASS A                       CLASS B                       CLASS C
                                            -------------------------     -------------------------     -------------------------
                                            APRIL 30,     OCTOBER 31,     APRIL 30,     OCTOBER 31,     APRIL 30,     OCTOBER 31,
                                              1999           1998           1999           1998           1999           1998
                                            ---------     -----------     ---------     -----------     ---------     -----------
Net asset value, beginning of period         $  7.69        $ 10.00        $ 7.63         $ 10.00        $ 7.61         $ 10.00
------------------------------------------   -------        -------        ------         -------        ------         -------
Income from investment operations:
  Net investment income (loss)                 (0.01)(a)       0.05         (0.04)(a)       (0.01)        (0.03)(a)       (0.01)
------------------------------------------   -------        -------        ------         -------        ------         -------
  Net gains (losses) on securities (both
    realized and unrealized)                    1.98          (2.36)         1.99           (2.36)         1.97           (2.38)
------------------------------------------   -------        -------        ------         -------        ------         -------
        Total from investment operations        1.97          (2.31)         1.95           (2.37)         1.94           (2.39)
------------------------------------------   -------        -------        ------         -------        ------         -------
Less distributions:
  Dividends from net investment income         (0.04)            --         (0.01)             --         (0.01)             --
------------------------------------------   -------        -------        ------         -------        ------         -------
Net asset value, end of period               $  9.62        $  7.69        $ 9.57         $  7.63        $ 9.54         $  7.61
==========================================   =======        =======        ======         =======        ======         =======
Total return(b)                                25.75%        (23.10)%       25.58%         (23.70)%       25.52%         (23.90)%
==========================================   =======        =======        ======         =======        ======         =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $12,407        $ 7,716        $5,181         $ 3,030        $1,682         $   686
==========================================   =======        =======        ======         =======        ======         =======
Ratio of expenses to average net assets(c)      2.01%(d)       1.92%(e)      2.72%(d)        2.80%(e)      2.72%(d)        2.80%(e)
==========================================   =======        =======        ======         =======        ======         =======
Ratio of net investment income (loss) to
  average net assets(f)                        (0.23)%(d)      0.70%(e)     (0.94)%(d)      (0.18)%(e)    (0.94)%(d)      (0.18)%(e)
==========================================   =======        =======        ======         =======        ======         =======
Portfolio turnover rate                           55%            79%           55%             79%           55%             79%
==========================================   =======        =======        ======         =======        ======         =======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 3.65% (annualized) and 4.88% (annualized) for Class A for 1999-1998, 4.37% (annualized) and 5.75% (annualized) for Class B for 1999-1998; and 4.36% (annualized) and 5.75% (annualized) for Class C for 1999-1998.
(d) Ratios are annualized and based on average net assets of $9,210,785, $3,493,851 and $1,029,087 for Class A, Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.87)% (annualized) and (2.27)% (annualized) for Class A for 1999-1998, (2.59)% (annualized) and (3.15)% (annualized) for Class B for 1999-1998, (2.58)% (annualized) and (3.15)% (annualized) for Class C for 1999-1998.

BOARD OF DIRECTORS                             OFFICERS                              OFFICE OF THE FUND
Charles T. Bauer                               Charles T. Bauer                      11 Greenway Plaza
Chairman                                       Chairman                              Suite 100
A I M Management Group Inc.                                                          Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                             INVESTMENT ADVISOR
Director
ACE Limited;                                   Carol F. Relihan                      A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Secretary   11 Greenway Plaza
Chief Executive Officer                                                              Suite 100
COMSAT Corporation                             Gary T. Crum                          Houston, TX 77046
                                               Senior Vice President
Owen Daly II                                                                         SUB-ADVISOR
Director                                       Dana R. Sutton
Cortland Trust Inc.                            Vice President and Treasurer          INVESCO Global Asset Management Limited
                                                                                     Cedar House
Edward K. Dunn Jr.                             Robert G. Alley                       41 Cedar Avenue
Chairman, Mercantile Mortgage Corp.;           Vice President                        Hamilton, HM12 Bermuda
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and       Melville B. Cox                       TRANSFER AGENT
President, Mercantile Bankshares               Vice President
                                                                                     A I M Fund Services, Inc.
Jack Fields                                    Edgar M. Larsen                       P.O. Box 4739
Chief Executive Officer                        Vice President                        Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                Mary J. Benson                        CUSTODIAN
of the U.S. House of Representatives           Assistant Vice President and
                                               Assistant Treasurer                   State Street Bank and Trust Company
Carl Frischling                                                                      225 Franklin Street
Partner                                        Sheri Morris                          Boston MA 02110
Kramer, Levin, Naftalis & Frankel LLP          Assistant Vice President and
                                               Assistant Treasurer                   COUNSEL TO THE FUND
Robert H. Graham
President and Chief Executive Officer          Renee A. Friedli                      Ballard Spahr
A I M Management Group Inc.                    Assistant Secretary                   Andrews & Ingersoll, LLP
                                                                                     1735 Market Street
Prema Mathai-Davis                             P. Michelle Grace                     Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.;   Assistant Secretary
Commissioner, New York City Dept. for the                                            COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors,   Jeffrey H. Kupor
Metropolitan Transportation Authority of       Assistant Secretary                   Kramer, Levin, Naftalis & Frankel LLP
New York State                                                                       919 Third Avenue
                                               Nancy L. Martin                       New York, NY 10022
Lewis F. Pennock                               Assistant Secretary
Attorney                                                                             DISTRIBUTOR
                                               Ofelia M. Mayo
Louis S. Sklar                                 Assistant Secretary                   A I M Distributors, Inc.
Executive Vice President                                                             11 Greenway Plaza
Hines Interests                                Lisa A. Moss                          Suite 100
Limited Partnership                            Assistant Secretary                   Houston, TX 77046

                                               Kathleen J. Pflueger
                                               Assistant Secretary

                                               Samuel D. Sirko
                                               Assistant Secretary

                                               Stephen I. Winer
                                               Assistant Secretary

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                               INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)              AIM Advisor International Value Fund   leadership in the mutual-fund industry
AIM Blue Chip Fund                         AIM Asian Growth Fund                  since 1976 and managed approximately $112
AIM Capital Development Fund               AIM Developing Markets Fund(2)         billion in assets for more than 6.3 million
AIM Constellation Fund                     AIM Europe Growth Fund(2)              shareholders, including individual investors,
AIM Dent Demographic Trends Fund           AIM European Development Fund          corporate clients and financial institutions,
AIM Large Cap Growth Fund                  AIM International Equity Fund          as of March 31, 1999.
AIM Mid Cap Equity Fund(2), (A)            AIM Japan Growth Fund(2)                  The AIM Family of Funds--Registered Trademark--
AIM Select Growth Fund(3)                  AIM Latin American Growth Fund(2)      is distributed nationwide, and AIM today is the
AIM Small Cap Growth Fund(2), (B)          AIM New Pacific Growth Fund(2)         10th-largest mutual-fund complex in the U.S. in
AIM Small Cap Opportunities Fund                                                  assets under management, according to Strategic
AIM Value Fund                             GLOBAL GROWTH FUNDS                    Insight, an independent mutual-fund monitor.
AIM Weingarten Fund                        AIM Global Aggressive Growth Fund
GROWTH & INCOME FUNDS                      AIM Global Growth Fund
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund           GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund               AIM Global Growth & Income Fund(2)
AIM Balanced Fund                          AIM Global Utilities Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund                           GLOBAL INCOME FUNDS
                                           AIM Emerging Markets Debt Fund(2), (D)
INCOME FUNDS                               AIM Global Government Income Fund(2)
AIM Floating Rate Fund(2)                  AIM Global Income Fund
AIM High Yield Fund                        AIM Strategic Income Fund(2)
AIM High Yield Fund II
AIM Income Fund                            THEME FUNDS
AIM Intermediate Government Fund           AIM Global Consumer Products and Services Fund(2)
AIM Limited Maturity Treasury Fund         AIM Global Financial Services Fund(2)
                                           AIM Global Health Care Fund(2)
TAX-FREE INCOME FUNDS                      AIM Global Infrastructure Fund(2)
AIM High Income Municipal Fund             AIM Global Resources Fund(2)
AIM Municipal Bond Fund                    AIM Global Telecommunications and Technology Fund(2), (E)
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Trends Fund(2), (F)
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

[AIM LOGO]                        Invest with DISCIPLINE--Registered Trademark--